NUMBER

SHARES

dressbarn

CERTIFICATE OF STOCK

SPECIMEN

THE DRESS BARN, INC.
CORPORATE
SEAL
1966
CONNECTICUT

SPECIMEN

011270

THE DRESS BARN, INC.

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 261570   10   5

full-paid and non-assessable shares of Common Stock of the par value of .05¢ per share of

This Certifies that

is the owner of

(hereinafter referred to as “the Corporation”) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the certificate of incorporation and by-laws of the Corporation, and of the amendments from time to time made to each, (copies of which are on file with the Transfer Agent) to all of which the holder by acceptance hereof assents.

Dated

SECRETARY

CHAIRMAN

© SECURITY-COLUMBIAN       UNITED STATES BANKNOTE COMPANY     1960

COUNTERSIGNED AND REGISTERED:
                  AMERICAN STOCK TRANSFER & TRUST COMPANY
                                        (NEW YORK, NEW YORK)

BY

TRANSFER AGENT
AND REGISTRAR

AUTHORIZED SIGNATURE

INCORPORATED UNDER THE LAWS OF THE STATE OF CONNECTICUT

This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
Witness the seal of the Corporation and the signatures of its duly authorized officers.

SPECIMEN

DB

THE DRESS BARN, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT–		Custodian
TEN ENT	– as tenants by the entireties		(Cust)		(Minor)
JT TEN	– as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors
Act
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.